Exhibit 99.5

VOTE BY INTERNET –www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. COUSINS PROPERTIES INCORPORATED ATTN: LEGAL 3344 PEACHTREE ROAD NE SUITE 1800 ATLANTA, GA 30326 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E63684-P19053 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. COUSINS PROPERTIES INCORPORATED THE BOARD OF DIRECTORS RECOMMENDS A VOTE ”FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. For  Against  Abstain  2. Cousins Reverse Stock Split Proposal – a proposal to amend the Restated and Amended Articles of Incorporation of Cousins to effect a reverse stock split of outstanding Cousins common stock, par value $1 per share, by a 1-for-4 ratio. 3. Cousins Authorized Share Count Proposal – a proposal to amend the Restated and Amended Articles of Incorporation of Cousins to increase the number of authorized shares of Cousins common stock, par value $1 per share, to 1,200,000,000 shares (or 300,000,000 shares if the Cousins Reverse Stock Split Proposal is approved by the Cousins stockholders).    The undersigned acknowledges receipt with this proxy of a copy of the Proxy Statement dated May 8, 2019. Please vote, sign and date this proxy and promptly return it in the enclosed envelope whether or not you plan to attend the Special Meeting. If you attend the Special Meeting, you may revoke the proxy and vote these shares in person. For address changes and/or comments, please check this box and write them on the back where indicated.  Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. Whe n signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. E63685-P19053 COUSINS PROPERTIES INCORPORATED THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS June 12, 2019, at 2:00 PM (local time) The undersigned hereby appoints S. Taylor Glover, Larry L. Gellerstedt, III, and M. Colin Connolly, and each of them, proxies with full power of substitution for and in the name of the undersigned, to vote all shares of stock of Cousins Properties Incorporated which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held on Wednesday, June 12, 2019, at 2:00 p.m. local time, and at any postponement or adjournments thereof, upon the matters described in the accompanying Proxy Statement dated May 8, 2019. The proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as follows: This proxy will be voted as directed. If no direction is indicated, this proxy will be voted "FOR" Proposal 2 and "FOR" Proposal 3. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on the reverse side.) Address Changes/Comments: